                                                                   EXHIBIT 10.23

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                                      AND
                                WAIVER AGREEMENT



     THE FIRST AMENDMENT TO CREDIT AGREEMENT AND WAIVER AGREEMENT (this "Amendment") is dated as of May 2, 2000, by and among the financial institutions executing this Amendment (such financial institutions, and their successors and assigns, are collectively referred to herein as the "Banks"), HASTINGS ENTERTAINMENT, INC., a Texas corporation (the "Borrower"), and BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A.), as administrative agent for the Banks (the "Agent") to the extent and in the manner provided for in the Credit Agreement (defined below and herein so called).


                                   BACKGROUND


     A. The Banks, the Borrower, and the Agent are parties to that certain Credit Agreement dated as of December 16, 1998 (the "Credit Agreement"; terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

     B. As a result of certain accounting adjustments to be made in the financial statements of the Borrower for the Fiscal Year ended January 31, 2000 (the "Accounting Adjustments"), the Borrower failed to comply with (i) Section 6.1(a) of the Credit Agreement for the Fiscal Quarters ended January 31, 2000 and April 30, 2000 (the "Fixed Charges Defaults"), (ii) Section 6.1(b) of the Credit Agreement for the Fiscal Quarters ended January 31, 1999, October 31, 1999, January 31, 2000 and April 30, 2000 (the "Tangible Net Worth Defaults"), and (iii) Section 6.1(c) of the Credit Agreement for the Fiscal Quarters ended January 31, 2000 and April 30, 2000 (the "Leverage Defaults")(the Fixed Charges Defaults, the Tangible Net Worth Defaults and the Leverage Defaults are herein collectively referred to as the "Financial Covenant Defaults").

     C. The Borrower has requested a waiver of the Financial Covenant Defaults, together with certain other Defaults or Events of Default set forth in Section 3 hereof which have occurred as a result of the Accounting Adjustments (collectively, the "Existing Events of Default"), in order to allow the Borrower to obtain additional Advances under the Credit Agreement which would not otherwise be permitted under the terms of the Credit Agreement.

     D. As an accommodation to the Borrower in order to permit the Borrower to obtain additional Advances under the Credit Agreement, the Lenders hereby agree to waive the Existing Events of Default and amend the Credit Agreement, subject to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

     1.   AMENDMENTS. The Credit Agreement is hereby amended as follows:

     (a) The definition of "Applicable Margin" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

          The Applicable Margin with respect to the LIBOR Loans shall be 2.00% per annum. The Applicable Margin with respect to the Commitment Fee shall be 0.50% per annum.

     (b) The definition of "Base Rate" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

          "Base Rate" means, as determined by the Agent on a daily basis, a per annum interest rate equal to the higher of (i) the sum of (a) the Prime Rate on such day and (b) 0.50%, and (ii) the sum of (a) 1.00% plus (b) the Federal Funds Rate on such day. Each change in the Base Rate shall become effective, without prior notice to Borrower, automatically as of the opening of business on the date of such change in the Base Rate.

     (c) The definition of "Loan Documents" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

          "Loan Documents" means this Agreement, each Note, each Guaranty Agreement, each Pledge Agreement, each Interest Rate Protection Agreement between the Borrower or any of its Subsidiaries and any Bank or any Affiliate of a Bank, each Collateral Document, and any and all other agreements, documents, promissory notes, instruments, reports, opinions, requests, certificates, notices, filings and all other documents, instruments, agreements and writings, now or hereafter executed or delivered pursuant to, or in connection with, this Agreement, or the transactions provided for herein or contemplated hereby, or in or by any other Loan Document, each of the foregoing being in form, scope and substance satisfactory to the Banks.

     (d) Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions thereto in proper alphabetical order:

          "Collateral" means any collateral in which a Lien is granted by any Person to the agent to secure the Obligations.

          "Collateral Document" means any document under which a Lien in Collateral is granted and any document related thereto.

     (e) Section 7.1 of the Credit Agreement is hereby amended by (i) deleting "." at the end of Section 7.1(k) thereof and inserting "; or" in lieu thereof and (b) adding the following Section 7.1(1) thereto to read as follows:

          (l) Any Collateral Document shall for any reason (other than as expressly provided or permitted pursuant to the terms thereof or as a result of action or inaction of Agent or any Bank) cease to create a valid and perfected first priority Lien in any Collateral, subject to Permitted Liens and except as otherwise previously permitted by the Agent.

     2. LIMITATION ON LOANS AND LETTERS OF CREDIT. Notwithstanding anything in the Credit Agreement or in any other Loan Documents to the contrary, at no time shall the aggregate amount of all outstanding Loans plus the Letter of Credit Exposure exceed $26,000,000. The Letter of Credit Limit shall remain $5,000,000.

     3. DEFAULTS. The following is a list of Defaults or Events of Default under the Credit Agreement (collectively, the "Existing Events of Default"):

     (a)  The Financial Covenant Defaults;

     (b) Default with respect to Section 5.1(a) of the Credit Agreement as a result of the failure to deliver the documents required therein with respect to the Fiscal Quarter ended January 31, 2000;

     (c) Default with respect to Section 5.1(b) of the Credit Agreement as a result of the failure to deliver the documents required therein with respect to the Fiscal Year ended January 31, 2000;

     (d) Default with respect to Section 5.1(d) of the Credit Agreement as a result of the failure to deliver the Compliance Certificate required thereby with respect to the financial statements for the Fiscal Quarter and Fiscal Year ended January 31, 2000;

     (e) Default with respect to Section 5.1(f) of the Credit Agreement as a result of the failure to deliver the reports with respect to Litigation in conjunction with the financial statements for the Fiscal Year ending January 31, 2000;

     (f) Default with respect to Section 5.1(i) of the Credit Agreement as a result of the failure to deliver the financial projections required thereby concurrently with the delivery of the financial statements for the Fiscal Year ending January 31, 2000; and

     (g) Default with respect to Section 5.5 of the Credit Agreement as a result of the failure to send notices required thereunder, but only to the extent that such notices relate to the Accounting Adjustments and Litigation in respect thereof which have been previously disclosed to the Lenders by the Borrower.

     4. WAIVER. Subject to the satisfaction of the conditions of effectiveness set forth in Section 10 of this Amendment and the other conditions contained herein, the Lenders hereby waive the Existing Events of Default.

     5. TERMINATION. The waiver provided herein shall automatically terminate and be of no further force or effect on the earlier to occur of (a) May 31, 2000, (b) breach of or default by the Borrower under any agreement or covenant contained in this Amendment, (c) the occurrence of any Default or Event of Default other than an Existing Event of Default, (d) the execution of an amendment to the Credit Agreement by and among the Borrower and the Required Banks, (e) the receipt of a qualified opinion by KPMG Peat Marwick with respect to the audited financial statements of the Borrower and its Subsidiaries for the Fiscal Year ended January 31, 2000, or (f) the Tangible Net Worth for the Fiscal Year ended January 31, 2000 is less than $90,000,000 (the "Waiver Termination"). The Waiver Termination shall be automatic and will take place without any action by the Administrative Agent or any Lender.

     6. NO WAIVER. The waiver provided herein shall not be and shall not be deemed to be a waiver of any Defaults or Events of Default under the Credit Agreement other than the Existing Events of Default.

     7. COOPERATION BY BORROWER. The Borrower shall fully cooperate with all reasonable requests made by the Agent or any Lender with respect to (a) the granting and perfection of security interests in Collateral required by the Agent (which Collateral the parties hereto acknowledge will be for the equal and ratable benefit of the Lenders and the holders of the notes under the Note Offering and shall in any event include the sharing or rights of offset and similar rights with respect to deposit accounts) and (b) information regarding all books, records and assets of the Borrower and its Subsidiaries and will permit and cooperate with any collateral audit undertaken by or on behalf of the Lenders, with all such costs to be borne by the Borrower.

     8. ACKNOWLEDGMENT OF THE BORROWER. The Borrower acknowledges and agrees that the Lenders executing this Amendment have done so in their sole discretion and without any obligation. The Borrower further acknowledges and agrees that any action taken or not taken by the Lenders or the Agent prior to, on or after the date hereof shall not (a) create any obligation of the Lenders after termination of the waiver provided herein, (b) constitute a waiver or modification of any term, covenant or provision of any Loan Document other than as provided herein and with respect to the Existing Events of Default or (c) prejudice any rights or remedies other than with respect to the Existing Events of Default which the Agent or any Lender now has or may have in the future under any Loan Document, Applicable Law or otherwise, all of which rights and remedies are expressly reserved by the Agent and the Lenders.

     9. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

     (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date, except for (i) the Existing Events of Default,
(ii) Section 4.3(i)(C) of the Credit Agreement with respect to the Note Offering, (iii) Section 4.6(a) of the Credit Agreement with respect to a restatement of the Financial Statements as a result of the Accounting Adjustments, (iv) Section 4.13 of the Credit Agreement with respect to a reduction in Taxes as a result of the Accounting

Adjustments, and (v) Section 4.15 of the Credit Agreement with respect to options of Bob Berman, Mike Woods and John Marmaduke to purchase more than 150,000 shares of Capital Stock of the Borrower;

     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default, other than the Existing Events of Default;

     (c) the Borrower has full power and authority to execute and deliver this Amendment and the Collateral Documents, and this Amendment constitutes, and the Collateral Documents will constitute, the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnify may be limited by federal or state securities laws;

     (d) neither the execution, delivery and performance of this Amendment or the Collateral Documents nor the consummation of any transactions contemplated herein or therein will conflict with any Law, the articles of incorporation, bylaws or other governance document of the Borrower or any of its Subsidiaries, or any indenture, agreement or other instrument to which the Borrower or any of its Subsidiaries or any of their respective property is subject (except that the execution, delivery and performance of the Collateral Documents does conflict with the Note Offering); and

     (e) except for authorizations, approvals, consents and other actions received or taken prior to the execution and acknowledgment thereof and the consent of the holders of the notes under the Note Offering with respect to the Collateral Documents, no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower), is required for the execution, delivery or performance by the Borrower of this Amendment or the Collateral Documents.

     10. CONDITIONS OF EFFECTIVENESS. This Amendment shall be effective as of May 2, 2000 (provided, however, (i) the waiver of the Tangible Net Worth Defaults shall be effective as of January 31, 1999, October 31, 1999, January 31, 2000 and April 30, 2000, respectively, (ii) the waiver of the Fixed Charges Defaults and the Leverage Defaults shall be effective as of January 31, 2000 and April 30, 2000, respectively, (iii) the waiver with respect to delivery of documents specified in Section 3(b) hereof shall be effective as of March 21,
2000) and (iv) the changes to the definition of Applicable Margin shall be effective as of March 13, 2000, subject to the following:

     (a) the Agent shall have received counterparts of this amendment executed by the Borrower and Banks comprising the Required Banks;

     (b) the Agent shall have received (i) the consent of the holders of the notes under the Note Offering to the Liens to be granted by the Borrower under the Collateral Documents and (ii) a waiver of defaults with respect to the notes under the Note Offering in form and substance satisfactory to the Agent; and

     (c) the Agent shall receive, in form and substance satisfactory to the Agent and its counsel, such other documents, certificates and instruments as the Agent shall reasonably require.

     11. NO WAIVER. Notwithstanding the waiver of the Existing Events of Default provided herein, the Borrower and its Subsidiaries are prohibited from (a) making any payment otherwise permitted under Section 6.4 of the Credit Agreement, (b) making any Acquisition otherwise permitted under
     Section 6.13 of the Credit Agreement or (c) taking any other action otherwise permitted under the Credit Agreement which is conditioned upon the non-occurrence of any Default or Event of Default other than requesting Advances and Letters of Credit.

     12.  REFERENCE TO THE CREDIT AGREEMENT.

     (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

     (b) The Credit Agreement, as amended by this Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     13. RELEASE. THE BORROWER HEREBY ACKNOWLEDGES THAT THE BORROWER HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF BORROWER'S LIABILITY TO REPAY THE AGENT OR EACH BANK AS PROVIDED IN THE CREDIT AGREEMENT OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE AGENT OR ANY BANK. THE BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY REMISES, ACQUITS, AND FULLY AND FOREVER RELEASES AND DISCHARGES THE AGENT AND EACH BANK AND ALL AFFILIATES AND SUBSIDIARIES OF THE AGENT AND EACH BANK, THEIR RESPECTIVE OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS, PRINCIPALS, DIRECTORS AND SHAREHOLDERS, AND THEIR RESPECTIVE HEIRS, LEGAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE "RELEASED BANK PARTIES") FROM ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION, OBLIGATIONS, REMEDIES, SUITS, DAMAGES AND LIABILITIES (COLLECTIVELY, THE "BORROWER CLAIMS") OF ANY NATURE WHATSOEVER, WHETHER NOW KNOWN, SUSPECTED OR CLAIMED, WHETHER ARISING UNDER COMMON LAW, IN EQUITY OR UNDER STATUTE, WHICH THE BORROWER EVER HAD OR NOW HAS AGAINST THE RELEASED BANK PARTIES WHICH MAY HAVE ARISEN AT ANY TIME
     ON OR PRIOR TO THE DATE OF THIS AMENDMENT AND WHICH WERE IN ANY MANNER RELATED TO THE CREDIT AGREMENT OR ANY OTHER LOAN DOCUMENTS OR THE ENFORCEMENT OR ATTEMPTED ENFORCEMENT BY THE AGENT OR ANY BANK OF RIGHTS, REMEDIES OR RECOURSES RELATED THERETO. THE BORROWER COVENANTS AND AGREES NEVER TO COMMENCE, VOLUNTARILY AID IN ANY WAY, PROSECUTE OR CAUSE

TO BE COMMENCED OR PROSECUTED AGAINST ANY OF THE RELEASED BANK PARTIES ANY ACTION OR OTHER PROCEEDING BASED UPON ANY OF THE BORROWER CLAIMS WHICH MAY HAVE ARISEN AT ANY TIME ON OR PRIOR TO THE DATE OF THIS AMENDMENT AND WERE IN ANY MANNER RELATED TO THE CREDIT AGREEMENT, ANY OTHER LOAN DOCUMENTS OR THE TRANSACTIONS ASSOCIATED THEREWITH.

     14. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder.

     15. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     16. GOVERNING LAW: BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas (without regard to any principles of conflicts of laws) and, to the extent controlling, the federal laws of the United States, and shall be binding upon the Borrower, the Agent, each Bank and their respective successors and assigns.

     17. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     18. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER HEREIN AND THEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

     19. TIME OF ESSENCE. Time is important to all parties hereto in the performance of this Amendment and they have agreed that strict compliance is required as to any date set forth herein.


================================================================================
                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as the date first above written.

                                        BORROWER:

                                        HASTINGS ENTERTAINMENT, INC.



                                        By:   /s/ JOHN H. MARMADUKE
                                           -------------------------------------
                                           Name:  John H. Marmaduke
                                                 -------------------------------
                                           Title: Chairman, President and C.E.O.
                                                  ------------------------------

                                  BANKS:

                                  BANK OF AMERICA, N.A., Individually, as the
                                  Agent and the Issuing Bank




                                  By:   /s/  KIMBERLEY A. WHITNEY
                                     ----------------------------
                                     Name:   KIMBERLEY A. WHITNEY
                                           ----------------------
                                     Title:  MANAGING DIRECTOR
                                           ----------------------

                                        CHASE BANK OF TEXAS, NATIONAL
                                        ASSOCIATION



                                        By:  /s/  MIKE LISTER
                                           ------------------------------------
                                           Name:  Mike Lister
                                                  -----------------------------
                                           Title: Vice President
                                                  -----------------------------

                                        WELLS FARGO BANK (TEXAS), N.A.



                                        By:  /s/  JOHN R. PECOUBET
                                           -----------------------
                                           Name:  JOHN R. PECOUBET
                                                  ----------------
                                           Title: VICE PRESIDENT
                                                  ----------------

                                        AMARILLO NATIONAL BANK


                                        By:   /s/ CRAIG L. SANDERS
                                           --------------------------
                                           Name:  CRAIG L. SANDERS
                                                  -------------------
                                           Title: SR. VICE PRESIDENT
                                                  -------------------